UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2009

ADEX MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-143695 (Commission File Number)	20-8755674 (IRS Employer Identification Number)

883 North Shoreline Boulevard; Suite A200
Mountain View, CA 94043
(Address of principal executive offices) (Zip Code)

(650) 967-3040
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

As previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 16, 2008, Abundantad, Inc. (“Abundantad”), a subsidiary of AdEx Media, Inc. (the “Company”), entered into an Asset Purchase Agreement (“Agreement”) on May 14, 2008 (the “Closing Date”), with Kim and Lim, LLC, a California limited liability company (“Seller”), James Kim (“Kim”) and Dennis Hom (“Hom”), pursuant to which Abundantad purchased substantially all assets of the Seller (“Abundantad Assets”). A copy of the Agreement was attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2008, as amended on Form 8-K/A filed with the SEC July 22, 2008.

Pursuant to the Agreement, Abundantad was to make the following cash payments as part of the Purchase Price:  $550,000, payable $250,000 on the Closing Date and $300,000 on the first anniversary of the Closing Date.

In addition, a revenue target-based bonus (the “Bonus”) in the amount of $100,000 was to be paid in cash to Seller by Abundantad upon achieving a minimum of $3,000,000 in annual audited revenues generated by the Abundantad Assets in calendar year 2008, in accordance with the accounting principles generally accepted in the United States of America (“GAAP”).  If earned, the Bonus was to be paid by Abundantad no later than March 31, 2009.

On May 13, 2009, Abundantad, Seller, Kim and Hom entered into an Amendment to the Agreement (“Amendment”). The Amendment extended the payment deadline for the second payment of $300,000 due to Seller, making said payment due and payable as follows: (i) $100,000 payable on May 14, 2009; (ii) $100,000 payable on June 14, 2009; and (iii) $100,000 payable on July 14, 2009. The Amendment also extended the due date of the $100,000 Bonus to August 14, 2009. The Amendment further provides that all above-referenced payments shall be accelerated and due within three days of the Company’s receipt of funds in connection with a closing of a financing transaction in the net minimum amount of $3 million.

Except for the above-referenced modifications, the terms and provisions of the Agreement remain in full force and effect.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure

On May 15, 2009, the Company issued a press release providing revenue guidance for its second fiscal quarter of 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. Furthermore, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	Exhibits

(d)     EXHIBITS - The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Amendment to Asset Purchase Agreement dated May 13, 2009.
99.1	Press release of the Company dated May 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEX MEDIA, INC.

Dated: May 15, 2009	By:	/s/ Ben Zadik
Ben Zadik
Chief Financial Officer